UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under §240.14a-12

Terns Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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No fee required.
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Fee paid previously with preliminary materials.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Terns Pharmaceuticals, Inc.

Dear Stockholder:

I am pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Terns Pharmaceuticals, Inc. (“Terns”), which will be held online at www.virtualshareholdermeeting.com/TERN2025, on June 11, 2025 at 2:00 p.m. Pacific Time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the internet, by phone or by mail. If you decide to attend the Annual Meeting, you will be able to vote electronically or via phone using the control number on your Proxy Card, even if you have previously submitted your proxy.

On behalf of the board of directors, I would like to express our appreciation for your interest in Terns.

Sincerely,

/s/ Amy Burroughs

Amy Burroughs
Chief Executive Officer and Director

TERNS PHARMACEUTICALS, INC.
1065 East Hillsdale Blvd., Suite 100
Foster City, CA 94404

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2025

To the Stockholders of Terns Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Terns Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on June 11, 2025, at 2:00 p.m. Pacific Time. The Annual Meeting will be held entirely online to allow greater participation and improved communication and provide cost savings for our stockholders and the Company. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TERN2025, where you will be able to listen to the meeting live, submit questions and vote. The Annual Meeting will be held for the following purposes:

(1)
To elect three Class I directors to hold office until the 2028 annual meeting of stockholders or until their successors are elected and qualified;
(2)
To ratify the appointment, by the audit committee of the Company’s board of directors, of Ernst & Young LLP, as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025; and
(3)
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 can be accessed at the following website: www.proxyvote.com. Only stockholders who owned common stock of the Company at the close of business on April 14, 2025 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The board of directors recommends that you vote:

FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement; and

FOR the ratification of the appointment of Ernst & Young LLP, as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2024, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

/s/ Amy Burroughs

Amy Burroughs

Chief Executive Officer and Director

Foster City, California

April 29, 2025

TERNS PHARMACEUTICALS, INC.
1065 East Hillsdale Blvd., Suite 100
Foster City, CA 94404

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON

JUNE 11, 2025

We have sent you this Proxy Statement and the enclosed Proxy Card because the board of directors of Terns Pharmaceuticals, Inc. (referred to herein as the “Company,” “Terns,” “we,” “us” or “our”) is soliciting your proxy to vote at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 11, 2025, at 2:00 p.m. Pacific Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/TERN2025, where you will be able to listen to the meeting live, submit questions and vote online.

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This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), over the internet in lieu of mailing printed copies. The Proxy Statement and the Form 10-K can be accessed at the following website: www.proxyvote.com. We will begin mailing the Notice of Internet Availability to our stockholders of record as of April 14, 2025 (the “Record Date”) for the first time on or about April 29, 2025. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “Investors & Media – SEC Filings” section of our website at www.ternspharma.com.

Our outstanding voting securities are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were 87,336,770 shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in attendance online or represented by proxy, are required to hold the Annual Meeting.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the board of directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you are not required to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting and accompanying Proxy Card will be first made available for access by our stockholders on or about April 29, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 87,336,770 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Computershare, Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.virtualshareholdermeeting.com/TERN2025 or you may vote by proxy. Whether or not you plan to attend the Annual Meeting online, we encourage you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting online at www.virtualshareholdermeeting.com/TERN2025.

What am I being asked to vote on?

You are being asked to vote on two proposals:

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Proposal 1—the election of three Class I directors to hold office until our 2028 annual meeting of stockholders; and
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Proposal 2—the ratification of the appointment, by the audit committee of our board of directors, of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I attend the Virtual Annual Meeting?

This year’s Annual Meeting will be held entirely online to allow greater participation and improved communication and provide cost savings for our stockholders and us. Stockholders of record as of April 14, 2025 will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/TERN2025. To join the Annual Meeting, you will need to have your 16-digit control number which is included on your Notice of Internet Availability of Proxy Materials and your Proxy Card.

The live audio webcast of the Annual Meeting will begin promptly at 2:00 p.m. Pacific Time. We encourage our stockholders to access the meeting in advance of the designated start time.

Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.

How do I vote?

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For Proposal 1, you may either vote “For” all the nominees to the board or you may “Withhold” your vote from any nominee you specify.
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For Proposal 2, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote online. In such case, your previously submitted proxy will be disregarded.

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To vote at the Annual Meeting, attend the Annual Meeting online and vote your shares at www.virtualshareholdermeeting.com/TERN2025 during the Annual Meeting by following the instructions on the site. You will need the 16-digit control number which appears on the accompanying Proxy Card and the instructions that accompanied these proxy materials. For additional details, please see “How do I attend the Virtual Annual Meeting?”.
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To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.
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To vote by proxy over the internet, you may vote by going online to proxyvote.com and follow the instructions provided on the Notice of Internet Availability or Proxy Card.
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To vote by telephone, you may vote by proxy by calling toll-free 1-800-690-6903 and following the instructions provided on the Notice of Internet Availability.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online before the Annual Meeting takes place, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to tabulate stockholder votes, or Inspector of Election. If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.

How are votes counted?

With respect to the election of directors (Proposal 1), you may vote “For” or “Withhold” authority to vote for each of the nominees for the board of directors. If you “Withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees.

With respect to the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal 2), you may vote “For,” “Against” or “Abstain.” If you “Abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “Against” the proposal. As explained below, broker non-votes will have no effect on the vote for this proposal.

Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “For” votes for all proposals, and, with respect to Proposal 2, “Against” votes, abstentions and broker non-votes. In addition, with respect to the election of directors (Proposal 1), the Inspector of Election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, we expect that your broker may vote your shares with respect to certain discretionary items, but not with respect to certain nondiscretionary items. See below for more information regarding: “What are ‘broker non-votes’?” and “Which ballot measures are expected to be ‘discretionary’ or ‘nondiscretionary’?”

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “nondiscretionary.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “discretionary,” but not with respect to “nondiscretionary” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are expected to be “discretionary” or “nondiscretionary”?

The election of directors (Proposal 1) is expected to be considered nondiscretionary under applicable rules. A broker or other nominee cannot vote without instructions on nondiscretionary matters, and therefore there may be broker non-votes on Proposal 1. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal 2) is expected to be considered discretionary under applicable rules. A broker or other nominee may generally vote on discretionary matters.

How many votes are needed to approve the proposal?

Election of Directors (Proposal 1)—Directors shall be elected by a plurality of the votes cast (meaning that the three director nominees who receive the highest number of shares voted “For” their election will be elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees.

Ratification of Independent Registered Public Accounting Firm (Proposal 2)—The ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of the majority of the votes cast affirmatively or negatively (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted as follows:

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“For” the election of each of the three nominees for director; and
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“For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

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You may submit another properly completed proxy, bearing a date later than the date of the original proxy.
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You may send a written notice, bearing a date later than the date of the original proxy, that you are revoking your proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
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You may transmit a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility.
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You may attend the Annual Meeting online and vote by following the instructions at www.virtualshareholdermeeting.com/TERN2025. Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held in “street name” by your broker, bank or other agent, you should follow the instructions provided by them to change your vote.

Is technical assistance provided before and during the annual meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 30, 2025, to our Corporate Secretary at 1065 East Hillsdale Boulevard, Suite 100, Foster City, California 94404; provided that if the date of the annual meeting is more than 30 days from June 11, 2026, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to the bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between February 11, 2026 and March 13, 2026; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after June 11, 2026, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in attendance online or represented by proxy at the Annual Meeting. On the Record Date, there were 87,336,770 shares outstanding and entitled to vote. Accordingly, 43,668,386 shares must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and “Withhold” votes will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, in attendance online or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of:

(1)
(a) December 31, 2026, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, or (c) the last day of the fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, which means that the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, and
(2)
the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our board of directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the board of directors determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the board of directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The board of directors currently consists of eight seated directors, divided into the three following classes:

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Class I directors: Robert Azelby, Hongbo Lu and Heather Turner, whose current terms will expire at the Annual Meeting;
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Class II directors: David Fellows, Jill Quigley and Radhika Tripuraneni, whose current terms will expire at the annual meeting of stockholders to be held in 2026; and
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Class III directors: Jeffrey Kindler and Amy Burroughs, whose current terms will expire at the annual meeting of stockholders to be held in 2027.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Robert Azelby, Hongbo Lu and Heather Turner have been nominated to serve as Class I directors and have each consented to stand for reelection. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the board of directors may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

The following table sets forth, for the Class I nominees (who are currently standing for re-election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of April 14, 2025 and position/office held with us:

Name	Age	Position/Office Held With the Company	Director Since
Class 1 Directors whose terms expire at the Annual Meeting
Robert Azelby(1)	57	Director	2025
Hongbo Lu, Ph.D.(2)(4)	54	Director	2020
Heather Turner, J.D.(3)	52	Director	2024
Class II Directors whose terms expire at the 2026 Annual Meeting of Stockholders
David Fellows(1)(2)	68	Chairman of the Board	2020
Jill Quigley, J.D.(2)(3)	50	Director	2020
Radhika Tripuraneni, M.D., M.P.H.(3)(4)	45	Director	2022
Class III Directors whose terms expire at the 2027 Annual Meeting of Stockholders
Jeffrey Kindler, J.D.(1)	69	Director	2020
Amy Burroughs, M.B.A.	55	Chief Executive Officer and Director	2024

(1)
Member of the compensation committee.
(2)
Member of the nominating and corporate governance committee.
(3)
Member of the audit committee.
(4)
Member of the research and development committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.

Nominees for Election to a Three-Year Term Expiring at the Annual Meeting

Robert Azelby has served as a member of our board of directors since February 2025. From October 2020 to February 2023, Mr. Azelby served as President and Chief Executive Officer of Eliem Therapeutics, Inc., a publicly-traded biopharmaceutical company. Prior to that, Mr. Azelby served as the Chief Executive Officer of Alder BioPharmaceuticals, Inc. from June 2018 until its acquisition by H. Lundbeck A/S in 2019. From November 2015 to May 2018, Mr. Azelby served as Executive Vice President, Chief Commercial Officer of Juno Therapeutics, Inc. Prior to that, Mr. Azelby served in various positions at Amgen Inc., including Vice President and General Manager, Oncology, Vice President, Amgen Oncology Sales, Vice President, Commercial Effectiveness Unit and General Manager of Amgen Netherlands. Mr. Azelby currently serves on the board of directors of ADC Therapeutics SA, Autolus Therapeutics plc and Cardinal Health, Inc. He previously served on the board of directors of Eliem Therapeutics, Inc., Alder BioPharmaceuticals, Inc., Chinook Therapeutics, Inc., Clovis Oncology, Inc., Cascadian Therapeutics, Inc. and Immunomedics, Inc. Mr. Azelby holds a B.A. in Economics and Religious Studies from the University of Virginia and an M.B.A. from Harvard Business School. We believe Mr. Azelby is qualified to serve on our board of directors due to his extensive experience as an executive and director of companies in the biopharmaceutical industry.

Hongbo Lu, Ph.D. has served as a member of our board of directors since April 2020. Dr. Lu is the founding member of NEXTBio Capital, a newly launched biotechnology investment firm. Dr. Lu has over 20 years of healthcare investment management experience in both public securities and private companies, including prior roles previously served as Managing Partner of Vivo Capital, a healthcare investment firm, from December 2020 to January 2024, Managing Partner at Lilly Asia Ventures, a venture capital firm, from January 2017 to December 2020, and Managing Director at OrbiMed Advisors. Over her investment career, Dr. Lu served on the boards of over 20 healthcare companies, including Turning Point Therapeutics, Inc., Crown Bioscience Inc., Createrna Science and Technology Co., Ltd., Avedro, Inc., Rgenta Therapeutics Inc., Ronovo Surgical, Inc., Avistone Biotechnology Co., Inc., and BlossomHill Therapeutics, Inc. Dr. Lu currently serves on the board of directors for RiboX Therapeutics Ltd., Visirna Therapeutics (Suzhou) Co., Ltd. and Zenas BioPharma, Inc. Dr. Lu received her undergraduate degree in Material Science and Engineering from Tsinghua University, China, her Ph.D. in Biological Engineering from the University of Washington and her M.B.A. from the University of California, Berkeley. We believe Dr. Lu is qualified to serve on our board of directors due to her experience as a director of public and private companies in the biopharmaceutical industry and experience in venture capital and the life science industry.

Heather Turner, J.D. has served as a member of our board of directors since November 2024. Ms. Turner has served as Chief Executive Officer of LB Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company since November 2024. From January 2023 to June 2024, Ms. Turner served as Chief Executive Officer of Carmot Therapeutics Inc., a privately-held biotechnology company, and from September 2022 to January 2023 served as its Chief Operating Officer. From December 2019 to May 2022, she was Chief General Counsel at Lyell Immunopharma, Inc., a publicly-traded biopharmaceutical company, and from April 2019 to December 2019 served as its General Counsel. Prior to that, Ms. Turner held General Counsel and leadership roles at Sangamo Therapeutics, Inc., Atara Biotherapeutics, Inc., Orexigen Therapeutics, Inc. and Conor Medsystems Inc. Ms. Turner began her career as an attorney in the Business Department of Cooley LLP. Ms. Turner serves on the board of directors of Avalyn Pharma, Inc. She earned her J.D. at the University of California, Los Angeles, School of Law and her B.A. in Environmental Studies at the University of California, Santa Barbara. We believe Ms. Turner is qualified to serve on our board of directors due to her extensive experience as an executive and director of companies in the biopharmaceutical industry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

David Fellows has served as a member of our board of directors since December 2020 and as chairman of our board of directors since February 2021. Mr. Fellows has served as the chairman of the board of directors of Beacon Therapeutics Holdings Limited (formerly Applied Genetic Technologies Corporation), a private biopharmaceutical company, since October 2024, and as the Chief Executive Officer from November 2022 to August 2024. Previously, Mr. Fellows served as the Chief Executive Officer and board member of Nightstar Therapeutics plc, a publicly-traded biotechnology company, from January 2015, and as a member of its board of directors from September 2017, until March 2019. Before that, he served as the Vice President of Vision Care at Johnson & Johnson, from September 2005 to December 2014. Mr. Fellows serves on the boards of directors of Beacon Therapeutics Holdings Limited, Jaguar Gene Therapy, LLC and served on the board of directors of Gyroscope Therapeutics Holdings plc. Mr. Fellows has also served on the board of the non-profit Glaucoma Foundation since May 2006. Mr. Fellows received his undergraduate degree in Psychology from Butler University. We believe Mr. Fellows is qualified to serve on our board of directors due to his extensive experience as an executive of companies in the biopharmaceutical industry.

Jill Quigley, J.D. has served as a member of our board of directors since December 2020. From November 2023 to February 2024, she also served as our Senior Advisor and Strategy Officer on an interim basis. Since September 2023, Ms. Quigley has served as Chief Executive Officer of Genuiti Therapeutics, Inc., a private biotechnology company. Previously, Ms. Quigley served as the Chief Operating Officer of Passage Bio, Inc., a publicly-traded biopharmaceutical company, from November 2018 to December 2021. Previously, she served as the Interim Chief Executive Officer and General Counsel of Nutrinia, Inc., from January 2016 to November 2018. From July 2012 to January 2016, Ms. Quigley served in various roles at Shire plc, most recently as Senior Legal Counsel. Ms. Quigley serves on the board of directors of Chemomab Therapeutics Ltd., a publicly-traded biotechnology company. Ms. Quigley received her undergraduate degree in Communications, Legal Institutions, Economics & Governance from American University and J.D. from Rutgers School of Law. We believe Ms. Quigley is qualified to serve on our board of directors due to her extensive experience as an executive and director of companies in the biopharmaceutical industry.

Radhika Tripuraneni, M.D., M.P.H., has served as a member of our board of directors since July 2022. Dr. Tripuraneni has served as Chief Medical Officer to Viridian Therapeutics, Inc., a publicly-traded biopharmaceutical company, since February 2025. Previously, Dr. Tripuraneni held increasing roles of responsibility at Prothena Corporation plc, or Prothena, a publicly-traded biotechnology company, most recently serving as Prothena’s Chief Development Officer from December 2018 until September 2022. Prior to joining Prothena, Dr. Tripuraneni was Vice President, Medical Affairs and Chief of Staff to the Chief Medical Officer of MyoKardia, Inc. She was Vice President, Medical Affairs at Synageva BioPharma Corp., or Synageva, and then Alexion Pharmaceuticals, Inc., which acquired Synageva. Earlier in her career, Dr. Tripuraneni held various medical director and business development positions at Gilead Sciences, Inc. and Genzyme Corporation, and worked at Summer Street Research Partners, a healthcare equity research firm. Dr. Tripuraneni earned her Bachelor’s degrees in business administration and liberal arts and her M.D. from the University of Missouri, and her Master’s in Public Health from Harvard University. She did her clinical training in general surgery at Harvard - Beth Israel Deaconess Medical Center. We believe Dr. Tripuraneni is qualified to serve on our board of directors due to her extensive experience as an executive of companies in the biopharmaceutical industry.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Amy Burroughs, M.B.A. has served as a member of our board of directors and as our Chief Executive Officer since February 2024. Ms. Burroughs previously served as the Chief Executive Officer and President of Cleave Therapeutics, Inc., a privately held biotechnology company, from April 2019 to September 2023, where she has also been a director since April 2019. In October 2023, she became the Consulting CEO for Cleave Therapeutics, Inc. From December 2017 to March 2019, Ms. Burroughs served as an Entrepreneur in Residence at 5AM Ventures, a venture capital firm, and, in parallel, as senior advisor to one of its portfolio companies, Crinetics Pharmaceuticals, Inc., during its initial public offering. Ms. Burroughs has served on the board of directors of Tenaya Therapeutics, Inc., a publicly traded biotechnology company, since December 2022, and previously served on the board of directors of DiaMedica Therapeutics, Inc. Ms. Burroughs earned a B.A. in computer science and a minor in economics from Dartmouth College, and an M.B.A. from Harvard Business School. We believe that Ms. Burroughs is qualified to serve on our board of directors due to her extensive experience as an executive and director of companies in the biotechnology industry.

Jeffrey Kindler, J.D. has served as a member of our board of directors since December 2020. Mr. Kindler has served as Senior Advisor to Blackstone Inc., an investment firm, since June 2020, and as Chief Executive Officer of Centrexion Corporation, a private biopharmaceutical company, since October 2013. From January 2020 until February 2024, Mr. Kindler was a Venture Partner at Artis Ventures, a venture investment firm. From October 2013 until December 2022, Mr. Kindler was the global chairperson of the GLG Institute, a life sciences and healthcare advisory subsidiary of GLC. Additionally, from July 2012 until April 2020, Mr. Kindler was a Venture Partner for Lux Capital, a venture capital firm. Previously, Mr. Kindler served as General Counsel and then Chairman and Chief Executive Officer at Pfizer Inc., Executive Vice President and General Counsel at McDonald’s Corporation and Vice President of Litigation and Legal Policy at General Electric Company. Mr. Kindler is a member of the board of directors for Perrigo Company plc, Precigen, Inc., Lupin, and several other privately held companies. Mr. Kindler previously served on the board of vTv Therapeutics Inc., a publicly-traded biotechnology company, from July 2015 to December 2020, PPD, Inc. from March 2012 until its acquisition by Thermo Fisher Scientific, Inc. in December 2021, and SIGA Technologies, Inc., a publicly-traded pharmaceutical company, from March 2013 to June 2020. Mr. Kindler received his undergraduate degree from Tufts University and J.D. from Harvard University. We believe Mr. Kindler is qualified to serve on our board of directors due to his extensive experience as an executive and director of companies in the biopharmaceutical industry.

Board Diversity Matrix

The table below provides information relating to certain voluntary self-identified characteristics of our directors. Each of the categories listed in the table below has the meaning as set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix as of April 14, 2025
Total Number of Directors	8
Part I: Gender Identity	Female	Male	Non-Binary	Gender Undisclosed
Directors	5	3	―	―
Part II: Demographic Background
African American or Black	―	―	―	―
Alaskan Native or Native American	―	―	―	―
Asian	2	―	―	―
Hispanic or Latino	―	―	―	―
Native Hawaiian or Pacific Islander	―	―	―	―
White	3	3	―	―
Two or More Races or Ethnicities	―	―	―	―
LGBTQ+	―	―	―	―
Did Not Disclose Demographic Background	―	―	―	―

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The audit committee has appointed Ernst & Young LLP (“EY”), an independent registered public accounting firm, to serve as our auditor for the fiscal year ending December 31, 2025. We are seeking ratification of such appointment by our stockholders at the Annual Meeting. EY has served as our independent registered public accounting firm since 2020. Representatives of EY are expected to be in attendance online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Nothing in our bylaws or other governing documents, or in any applicable law, requires stockholder ratification of the appointment of EY as our independent registered public accounting firm. However, the audit committee is submitting the appointment of EY to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain EY. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Principal Accountant Fees and Services

The following table provides information regarding the approximate fees for professional services billed or to be billed by EY in each of the last two years:

	2024	2023
Audit fees(1)	$1,080,000	$1,219,842
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$1,080,000	$1,219,842

(1)
Audit fees consist of fees for the audit of our annual financial statements, the review of our quarterly financial statements, statutory audits, and services provided in connection with the registration statements filed with SEC and the issuance of comfort letters and consents.

Pre-Approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre‑approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2024 fiscal year, no services were provided to us by EY other than in accordance with the pre-approval policies and procedures described above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any of our future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our board of directors. The audit committee’s functions are more fully described in its charter, which is available on our website at https://ir.ternspharma.com/corporate-governance. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2024.

The audit committee has discussed with Ernst & Young LLP (“EY”), our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (“SEC”). In addition, the audit committee discussed with EY their independence and received from EY the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the audit committee discussed with EY, with and without management present, the scope and results of EY’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our board of directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC. The audit committee also has engaged EY as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and is seeking ratification of such appointment by the stockholders.

Audit Committee

Jill Quigley, J.D., Chair

Radhika Tripuraneni, M.D., M.P.H.

Heather Turner, J.D.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

Our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The full text of our code of business conduct and ethics is available on our website at http://www.ternspharma.com under “Investors & Media - Corporate Governance.” Any substantive amendment to, or waiver of, a provision of the code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, will be disclosed on our website.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal corporate governance guidelines to enhance our effectiveness. Our board of directors adopted these corporate governance guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The corporate governance guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth the practices our board of directors follows with respect to board of directors and committee composition and selection, meetings of the board of directors, chief executive officer performance evaluation and succession planning. A copy of our corporate governance guidelines is available on our website at https://ir.ternspharma.com/corporate-governance.

Independence of the Board of Directors

As required under the Nasdaq Global Select Market (“Nasdaq”) rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees must be an “independent director.” Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The board of directors consults with our counsel to ensure that the board of directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, our board of directors has determined that all of our directors, other than Ms. Burroughs, qualify as “independent” directors in accordance with The Nasdaq Stock Market LLC Marketplace Rules, or the Nasdaq Listing Rules. Ms. Burroughs is not considered independent because she is an executive officer of our company. From November 2023 to February 2024 when Ms. Quigley served as our Senior Advisor and Strategy Officer on an interim basis, she was not independent under Nasdaq Listing Rules and she did not serve on any committees of our board of directors. Ms. Quigley regained her status as an independent director under Nasdaq Listing Rules following the end of her term as our Interim Senior Advisor and Strategy Officer. While serving as our Interim Senior Advisor and Strategy Officer, Ms. Quigley did not participate in the preparation of our financial statements, including any role in compiling or reviewing financial statements. Under the Nasdaq Listing Rules, the definition of independence includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by the Nasdaq Listing Rules, our board of directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our board of directors are comprised entirely of directors determined by the board of directors to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.

Leadership Structure of the Board

Our bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of chairperson of the board of directors and chief executive officer. Currently, Mr. Fellows serves as chairperson of the board and presides over the executive sessions of the board of directors and acts as a liaison between management and the board of directors. Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our board of directors has responsibility for the oversight of risk management, while management has the day-to-day responsibility for the identification and control of risk at our company. Our board of directors, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on us, and the appropriate steps that should be taken in order to monitor and control such exposures. The committees assist our board of directors in fulfilling its risk oversight responsibilities within their respective areas of responsibility. For example, pursuant to its written charter, the audit committee oversees our processes and procedures with respect to financial and enterprise risk. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and practices. The nominating and corporate governance committee focuses on the management of risks associated with the composition, organization, and governance of the board of directors and its committees, as well as our corporate governance structure. The research and development committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from strategic direction and investment in research and development activities. In accordance with our corporate governance guidelines, our board of directors, together with its committees, manages risks related to the succession and contingency planning for our key management personnel. Each committee of the board meets and reports its findings to our board of directors on a regular basis.

Board Committees

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:

•
appoints our independent registered public accounting firm;
•
evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•
determines the engagement of the independent registered public accounting firm;
•
reviews and approves the scope of the annual audit and pre-approves the audit and non-audit fees and services;
•
reviews and approves all related party transactions on an ongoing basis;
•
establishes procedures for the receipt, retention and treatment of any complaints received by us regarding accounting, internal accounting controls or auditing matters;
•
discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•
approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•
discusses on a periodic basis, or as appropriate, with our management’s policies and procedures with respect to risk assessment and risk management;
•
consults with management to establish and maintain robust procedures and internal controls relating to cybersecurity and regularly reviews updates from management on our cybersecurity position;
•
is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
•
investigates any reports received through the ethics helpline and reports to the board of directors periodically with respect to any information received through the ethics helpline and any related investigations; and
•
reviews the audit committee charter and the audit committee’s performance on an annual basis.

Our audit committee consists of Jill Quigley, Radhika Tripuraneni and Heather Turner. Our board of directors has determined that all members are independent under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The chair of our audit committee is Ms. Quigley. Our board of directors has determined that Ms. Quigley is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K. Our board of directors has also determined that each member of our audit committee can read and understand fundamental consolidated financial statements, in accordance with applicable requirements. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. The audit committee reviews and evaluates, on an annual basis, the audit committee charter. A copy of the audit committee charter is available on our website at https://ir.ternspharma.com/corporate-governance.

Compensation Committee

Our compensation committee oversees policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves or recommends corporate goals and objectives relevant to compensation of our executive officers (other than our chief executive officer), evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The compensation committee also reviews and approves or makes recommendations to our board of directors regarding the issuance of stock options and other awards under our stock plans to our executive officers (other than our chief executive officer). With respect to our chief executive officer’s compensation, the compensation committee reviews her compensation in light of market trends in executive compensation, and makes compensation recommendations to the board based on such review. Our board of directors retains the authority to make compensation decisions relative to our chief executive officer. The compensation committee will review and evaluate, on an annual basis, the compensation committee charter and the compensation committee’s performance. The compensation committee additionally has the discretion to make all decisions under our Compensation Recovery Policy (the “Clawback Policy”). Our compensation committee consists of Jeffrey Kindler, Robert Azelby and David Fellows. Our board of directors has determined that all members are independent under the Nasdaq Listing Rules and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The chair of our compensation committee is Mr. Kindler. The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the compensation committee charter is available on our website at https://ir.ternspharma.com/corporate-governance.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and making recommendations to our board of directors concerning governance matters. Our nominating and corporate governance committee consists of David Fellows, Hongbo Lu and Jill Quigley. Our board of directors has determined that all members of the nominating and corporate governance committee are independent under the Nasdaq Listing Rules. The chair of our nominating and corporate governance committee is Mr. Fellows. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the nominating and corporate governance committee charter is available on our website at https://ir.ternspharma.com/corporate-governance.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the board of directors at an annual meeting, the stockholder must provide us notice, which notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided that, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct interests in shares of our common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. In addition to satisfying the advance notice provisions in our bylaws relating to director nominations, including the earlier notice deadlines set out above, in order to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than April 12, 2026. If the date of the 2026 annual meeting changes by more than 30 calendar days from the date of the 2025 annual meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2026 annual meeting or the 10th calendar day following our public announcement of the date of the 2026 annual meeting. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated, which is available, without charge by accessing our filings on the SEC’s website at www.sec.gov or by request from our Corporate Secretary, at 1065 East Hillsdale Boulevard, Suite 100, Foster City, California, 94404.

Research and Development Committee

The research and development committee was established in January 2024. It is responsible for assisting the board in its oversight of our strategic direction and investment in research and development, technology and manufacturing and to identify and discuss significant emerging trends and issues in science and technology and consider their potential impact on us. Our research and development committee consists of Hongbo Lu and Radhika Tripuraneni. Our board of directors has determined that all members of the research and development committee are independent under the Nasdaq Listing Rules. The chair of our research and development committee is Dr. Tripuraneni. A copy of the research and development committee charter is available on our website at https://ir.ternspharma.com/corporate-governance.

Director Qualification Standards

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing and electing) such candidates, may take into account many factors, including but not limited to the following:

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personal and professional integrity;
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ethics and values;
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practical and mature business judgment;
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experience in corporate management, such as serving as an officer or former officer of a publicly held company;
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professional and academic experience relevant to our industry;
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experience as a board member of another publicly held company;
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experience in finance and accounting and / or executive compensation practices;

•
diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•
geographic background, gender, age and ethnicity; and
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potential or actual conflicts of interest.

Currently, our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. As such, the board monitors the mix of specific experience, qualifications, skills and diversity of its directors in order to assure that the board, as a whole, has the necessary tools to perform its oversight function effectively in light of our business and structure.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance

During 2024, our board of directors met nine times, the audit committee met four times, the compensation committee met five times and the nominating and corporate governance committee met six times. During 2024, each current member of the board of directors attended at least 75% of the aggregate number of meetings of the board of directors (for the period for which he or she has been a director) and of the committees of the board of directors on which he or she served (for the periods that such director served). We encourage all of our directors and nominees for director to attend our annual meeting of stockholders. Six of our seven then-serving directors attended our 2024 Annual Meeting of Stockholders.

Stockholder Communications with the Board of Directors

Should stockholders wish to communicate with the board of directors or any specified individual director, such correspondence should be sent to the attention of the Corporate Secretary, at 1065 East Hillsdale Boulevard, Suite 100, Foster City, California 94404. The Corporate Secretary will forward the communication to the board of directors.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2024, Jeffrey Kindler, David Fellows and Hongbo Lu served as members of our compensation committee. None of them, or any other current member of our compensation committee, has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements, including employment arrangements with our directors and executive officers, the following is a description of each transaction since January 1, 2023 in which:

•
we were a party or will be a party;
•
the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Director and Executive Officer Compensation

See “Executive Compensation” and “Director Compensation” for information regarding compensation of directors and executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation—Narrative to Summary Compensation Table and Outstanding Equity Awards at 2024 Fiscal Year End.”

Investors’ Rights Agreement

We entered into an amended and restated investors’ rights agreement with the purchasers of our convertible preferred stock, which was subsequently converted into common stock in connection with our initial public offering, and certain of our other stockholders, including entities with which one of our former directors, Dr. Carl L. Gordon, who is a member of the management committee of OrbiMed Advisors LLC, is affiliated. As of December 31, 2024, OrbiMed Advisors LLC beneficially owned approximately 7,562,971 shares of our common stock and was entitled to rights with respect to the registration of these shares under the Securities Act.

Indemnification Agreements

We have entered into indemnification agreements with certain of our current directors, executive officers and certain other employees. Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.

Policies and Procedures for Related Person Transactions

Our board of directors adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

EXECUTIVE OFFICERS

Our executive officers are set forth below with their ages as of April 14, 2025:

Name	Age	Position(s)
Amy Burroughs, M.B.A.	55	Chief Executive Officer and Director
Andrew Gengos, M.B.A.	60	Chief Financial Officer and Treasurer
Emil Kuriakose, M.D.	45	Chief Medical Officer

Executive Officers

The following biographical information is furnished with regard to our executive officers as of April 14, 2025:

Amy Burroughs, M.B.A. has served as a member of our board of directors and as our Chief Executive Officer since February 2024. Ms. Burroughs’ biographical information is set forth above under the heading “Proposal No. 1 – Election of Directors – Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders”.

Andrew Gengos, M.B.A. has served as our Chief Financial Officer since February 2025. Mr. Gengos previously served as the Chief Financial Officer of Athira Pharma, Inc., a publicly-traded biopharmaceutical company, from May 2023 to October 2024. From February 2020 to February 2023, Mr. Gengos served as the Chief Business Officer at Cyteir Therapeutics, Inc., a former publicly-traded biopharmaceutical company, where he led the finance team that took the company public. In addition, Mr. Gengos held Chief Executive Officer roles at ImmunoCellular Therapeutics, Ltd. and Neuraltus Pharmaceuticals, Inc., where he provided strategic and financial leadership across multiple therapeutic areas, including oncology and neurodegenerative disease. Earlier, Mr. Gengos was Vice President of Strategy and Corporate Development at Amgen Inc. for eight years. Mr. Gengos started his career at Morgan Stanley before moving on to McKinsey & Co., where he advanced from associate to senior engagement manager. Mr. Gengos holds an M.B.A. from the UCLA Anderson School of Management and a B.S. in Chemical Engineering from the Massachusetts Institute of Technology.

Emil Kuriakose, M.D. has served as our Chief Medical Officer, Oncology since May 2023 and our Chief Medical Officer since March 2024. Previously, he served as Chief Medical Officer at Calithera Biosciences, Inc., a publicly-traded oncology biopharmaceutical company, from November 2021 to March 2023. Prior to becoming the Chief Medical Officer, Dr. Kuriakose also served as Vice President and Head of Clinical Development at Calithera Biosciences, Inc. from January 2020 to November 2021, and Sr. Director Clinical Development from January 2019 to January 2020. Previously, Dr. Kuriakose served as Global Clinical Program Lead at Novartis Institutes for BioMedical Research, a global pharmaceutical research organization, and Medical Director at Novartis Oncology. Dr. Kuriakose served as a hematology/oncology Fellow at Weill Cornell Medical College and as a research fellow at Memorial Sloan Kettering Cancer Center. He completed his Residency at UT Southwestern Medical Center, where he also served as an attending physician. Dr. Kuriakose earned an M.D. from SUNY Stony Brook University School of Medicine and a B.S. in Neuroscience from New York University.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our 2024 named executive officers. Our named executive officers for fiscal year 2024 were:

•
Amy Burroughs, M.B.A., our Chief Executive Officer;
•
Erin Quirk, M.D., our former President, Head of Research & Development, who served as our principal executive officer from August 2023 to February 2024;
•
Mark Vignola, Ph.D., our former Chief Financial Officer and Treasurer; and
•
Melita Sun Jung, our Chief Business Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

2024 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Amy Burroughs, M.B.A.
Chief Executive Officer and Director	2024	563,701	—	807,750(4)	6,476,968	375,000(5)	17,083(6)	8,240,502
Erin Quirk, M.D.	2024	232,544	473,529(7)	409,500	576,131	—	243,259(8)	1,934,963
Former President, Head of Research & Development	2023	531,700	249,324(9)	—	3,604,787	263,192(9)	16,842	4,665,845
Mark Vignola, Ph.D.	2024	475,000	810,417(7)	375,375	528,120	190,000(5)	538,025(10)	2,916,937
Former Chief Financial Officer and Treasurer	2023	445,000	316,850(9)	—	2,162,872	195,800(9)	16,510	3,137,032
Melita Sun Jung Chief Business Officer	2024	319,051	20,000(7)	—	1,687,198	166,002(5)	3,833	2,196,084

(1)
Except as otherwise indicated, amounts reflect the full grant date fair value of restricted stock units (“RSUs”) awarded to each named executive officer, computed in accordance with ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the named executive officers. The value as of the grant date for the RSU awards is calculated based on the number of shares granted and the grant date market price. See Note 5 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in calculating these amounts.
(2)
Amounts reflect the full grant date fair value of option awards granted for the respective fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. See Note 5 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in calculating these amounts.
(3)
Except as otherwise indicated, the amounts reported in this column represent 401(k) matching contributions of up to $13,800 and $13,200 for the years ended December 31, 2024 and December 31, 2023, respectively. In addition, the amounts include other de minimis perquisites.
(4)
Amount reflects the full grant date fair value of RSUs with market conditions awarded to Ms. Burroughs. This amount does not represent the actual amount paid to or realized by Ms. Burroughs. The value as of the grant date for these RSUs with market conditions is calculated based on the number of shares granted and the grant date market price, in accordance with ASC Topic 718. For RSUs with market conditions, amounts reflect the target number of shares subject to the RSU award, assuming all market conditions are met. The shares subject to this RSU award vest in equal installments upon the achievement of escalating stock price thresholds of $15.00 and $20.00, respectively, calculated based on the average price per share of the Company’s common stock for a period of 30 consecutive trading days equaling or exceeding the applicable price threshold, with vesting occurring as of the last day of the 30 consecutive trading day period. The escalating stock price thresholds can be met any time after the first anniversary of employment but prior to the fourth anniversary of the date of grant. See Note 5 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in calculating these amounts.
(5)
The non-equity incentive plan compensation for 2024 for Ms. Burroughs, Dr. Vignola and Ms. Jung was determined based on a 120%, 100% and 130% achievement level, respectively.
(6)
Includes reimbursement for legal fees incurred with negotiating Ms. Burroughs employment agreement of $15,000.
(7)
The amounts denoted in the bonus column include prorated retention awards earned in 2024 by Dr. Quirk and Dr. Vignola, and a signing bonus earned by Ms. Jung. Please see “2023 Retention Awards” and “2024 Retention Awards” for further details.
(8)
In May 2024, we entered into a separation agreement with Erin Quirk, M.D., our former President, Head of Research & Development. Pursuant to the separation agreement, Dr. Quirk was entitled to receive severance in the amount of $184,333 and a lump-sum payment for eleven months of continued health benefits of $45,126.
(9)
The non-equity incentive plan compensation for 2023 was determined based on a 110% corporate achievement level. The amounts denoted in the bonus column represent bonus payments made to the respective named executive officer above the 110% corporate achievement level. In addition, the bonus amounts include prorated retention and recognition awards earned in 2023. Please see “2023 Retention Awards” for further details.
(10)
In July 2024, we entered into a transition agreement with Mark Vignola, Ph.D, former Chief Financial Officer and Treasurer. Pursuant to the transition agreement, Dr. Vignola was entitled to receive severance in the amount of $475,000, twelve months of continued health benefits which has been estimated at $39,671 and reimbursement for legal fees incurred with negotiating Dr. Vignola's transition agreement of $10,000.

Narrative to the Summary Compensation Table

2024 Annual Base Salaries

Our named executive officers each receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. During fiscal year 2024, our named executive officers’ annual base salaries were as follows:

•
Ms. Burroughs: $625,000;
•
Dr. Quirk: $553,000;
•
Dr. Vignola: $475,000; and
•
Ms. Jung: $460,000.

Effective as of January 1, 2025, the annual base salaries for Ms. Burroughs and Ms. Jung are $645,000 and $475,000, respectively.

2024 Annual Performance Bonuses

We maintain an annual performance-based cash bonus program in which each of our named executive officers participated in 2024. Each named executive officer’s target bonus is expressed as a percentage of base salary, and bonus payments are determined based on achievement of certain performance goals approved by our board of directors. The 2024 annual bonus for Ms. Burroughs was targeted at 50% of her annual base salary, the 2024 annual bonus for Dr. Quirk was targeted at 45% of her annual base salary, the 2024 annual bonus for Dr. Vignola was targeted at 40% of his annual base salary and the 2024 annual bonus for Ms. Jung was targeted at 40% of her base salary. In January 2025, our board of directors determined annual performance-based cash bonus amounts for 2024, and the 2024 annual bonuses earned by our named executive officers are set forth in the Summary Compensation Table above in the column entitled “Non-Equity Incentive Plan Compensation”. For fiscal 2025, the target bonuses for our named executive officers are as follows: Ms. Burroughs: 55% and Ms. Jung: 40%.

2023 Retention Awards

In August 2023, Dr. Vignola received retention awards payable in cash in the aggregate amount of $675,000. The retention award was paid in two installments of 33% of the award on February 15, 2024 and 67% of the award on August 15, 2024.

In November 2023, Dr. Quirk received a retention award payable in cash in the aggregate amount of $575,000 and a recognition bonus in the aggregate amount of $100,000. The retention award was paid in two installments of 33% of the award on February 15, 2024 and 67% of the award on June 28, 2024, as amended under her separation agreement. The recognition bonus was paid on January 15, 2024.

2024 Retention Awards

In July 2024, Dr. Vignola received a retention award payable in cash in the aggregate amount of $500,000. The retention award was paid on February 14, 2025.

Equity Compensation

We have granted stock options to our employees, including our named executive officers, in order to attract and retain them, as well as to align their interests with the interests of our stockholders. In order to provide a long-term incentive, these stock options generally vest over four years subject to continued service to us.

Our 2021 Incentive Award Plan (the “2021 Plan”) allows us to make grants of cash and equity incentives to our directors, employees (including our named executive officers) and consultants and certain of our affiliates in order to enable us to obtain and retain services of these individuals, which is essential to our long-term success.

Our 2022 Inducement Award Plan, as amended (the “2022 Inducement Plan”) allows us to grant nonqualified stock options, stock appreciation rights, restricted stock awards and restricted stock unit awards to newly hired employees, including officers.

On January 23, 2024, Dr. Quirk and Dr. Vignola were granted options to purchase 150,000 and 137,500 shares of our common stock, respectively, and were awarded restricted stock units (“RSUs”) of 75,000 and 68,750 for shares of our stock, respectively, under the 2021 Plan. The options granted on January 23, 2024 vest as to 25% of the shares on January 1, 2025, and in monthly installments over 36 months thereafter, generally subject to the named executive officer’s continued service through the applicable vesting date. The RSUs vest as to 25% of the shares on January 1, 2025, and in quarterly installments over 12 quarters thereafter, generally subject to the named executive officer’s continued service through the applicable vesting date.

On March 1, 2024, Ms. Burroughs was granted an option to purchase 1,250,000 shares of our common stock and was awarded 150,000 RSUs with market conditions for shares of our common stock, under the 2022 Inducement Plan. The option granted on March 1, 2024 vests as to 25% of the shares on March 1, 2025, and in monthly installments over 36 months thereafter, generally subject to the named executive officer’s continued service through the applicable vesting date. The RSUs with market conditions vest in equal installments upon the achievement of escalating stock price thresholds of $15.00 and $20.00, respectively, calculated based on the average price per share of the Company’s common stock for a period of 30 consecutive trading days equaling or exceeding the applicable price threshold, with vesting occurring as of the last day of the 30 consecutive trading day period. The escalating stock price thresholds can be met any time after the first anniversary of employment but prior to the fourth anniversary of the date of grant.

On May 1, 2024, Ms. Jung was granted an option to purchase 475,000 shares of our common stock under the 2022 Inducement Plan. The option granted on May 1, 2024 vests as to 25% of the shares on May 1, 2025, and in monthly installments over 36 months thereafter, generally subject to the named executive officer’s continued service through the applicable vesting date.

On January 30, 2025, Ms. Burroughs and Ms. Jung were granted options to purchase 1,075,000 and 325,000 shares of our common stock, respectively, under the 2021 Plan. The options granted on January 30, 2025 vest as to 25% of the shares on January 1, 2026, and in monthly installments over 36 months thereafter, generally subject to the named executive officer’s continued service through the applicable vesting date.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

Our employees, including our named executive officers, who satisfy certain eligibility requirements are eligible to participate in our 401(k) plan. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In 2024, for each participant, we made matching contributions to the 401(k) plan equal to 100% of the first 4% of eligible contribution, up to $13,800. In 2023, for each participant, we made matching contributions to the 401(k) plan equal to 100% of the first 4% of eligible contribution, up to $13,200. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans. These health and welfare plans include medical, dental and vision benefits; short-term and long-term disability insurance; and supplemental life and AD&D insurance.

Perquisites and Other Personal Benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. However, in 2024 and 2023, we did not provide any perquisites or personal benefits to our named executive officers not otherwise made available to our other employees.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding option awards for each named executive officer as of December 31, 2024.

			Option Awards				Stock Awards
Name	Grant Date	Vesting Commencement Date(1)(2)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Amy Burroughs, M.B.A.	3/1/2024	3/1/2024	—	1,250,000	7.31	2/28/2034	150,000(5)	831,000
Mark Vignola, Ph.D.	9/10/2020	9/1/2020(6)	76,995	—	6.86	9/9/2030	—	—
	12/30/2020	12/30/2020(6)	150,812	—	9.24	12/29/2030	—	—
	9/28/2021	9/28/2021	97,500	22,500	10.72	9/27/2031	—	—
	1/26/2022	1/1/2022	37,395	17,605	5.36	1/25/2032	—	—
	2/1/2023	1/1/2023	172,500	187,500	8.94	1/31/2033	—	—
	1/23/2024	1/1/2024	—	137,500	5.46	1/22/2034	68,750	380,875
Melita Sun Jung	5/1/2024	5/1/2024	—	475,000	5.08	4/30/2034	—	—

(1)
Except as otherwise indicated, 1/4th of the shares subject to each option vest on the 12-month anniversary of the vesting commencement date and 1/48th of the shares subject to the option vest on each monthly anniversary of the vesting commencement date for three years thereafter, subject to continued service with us through each vesting date.
(2)
Pursuant to the terms of the named executive officer’s amended employment letter agreement, the shares subject to the option will vest in full in the event of a termination of the executive’s employment by us without “cause” or the executive’s resignation for “good reason” (each such term as defined in the named executive officer’s employment letter agreement), in each case, that occurs after entering into a definitive agreement providing for a change in control and within three months prior to or 12 months following a change in control of our company.
(3)
Except as otherwise indicated, 1/4th of the shares subject to each RSU award vest on the 12-month anniversary of the vesting commencement date and 1/16th of the shares subject to the option vest on each quarterly anniversary of the vesting commencement date for three years thereafter, subject to continued service with us through each vesting date.
(4)
Amounts in this column are calculated by multiplying the number of shares shown as unvested in the prior column by $5.54, the closing price of our common stock on December 31, 2024, as reported on the Nasdaq Global Select Market.
(5)
The shares subject to this RSU award with market conditions vest in equal installments upon the achievement of escalating stock price thresholds of $15.00 and $20.00, respectively, calculated based on the average price per share of the Company’s common stock for a period of 30 consecutive trading days equaling or exceeding the applicable price threshold, with vesting occurring as of the last day of the 30 consecutive trading day period. The escalating stock price thresholds can be met any time after the first anniversary of employment but prior to the fourth anniversary of the date of grant.
(6)
Pursuant to the terms of the named executive officer’s employment letter agreement, the named executive officer may exercise the option prior to vesting and be issued restricted shares, subject to entering into a restricted shares agreement with us, provided that such restricted shares will be subject to the same vesting schedule applicable to the related option award.

Anti-Hedging Policy (or Director Hedging)

We do not have a hedging policy for our employees, officers, and directors at this time.

Clawback Policy

We adopted a Compensation Recovery Policy (the “Clawback Policy”) effective October 2023, that complies with Nasdaq and SEC rules and regulations. If we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the federal securities laws, we will recover any erroneously awarded incentive-based compensation from applicable current or former officers. Our Clawback Policy is set forth in an exhibit to our Annual Report on Form 10-K for the fiscal year 2024.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of our securities by our directors, officers, employees and other covered persons. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. We do not engage in transactions in our securities while in possession of material nonpublic information concerning the company or our securities.

Policies and Practices Related to the Grant of Certain Equity Awards

We grant equity awards, including stock options and restricted stock units, to our employees and directors on an annual basis. We may also grant equity awards to individuals upon hire or promotion or for retention purposes. During the last fiscal year, neither the board nor the compensation committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Executive Compensation Arrangements

Employment Letter Agreements

Ms. Burroughs Employment Letter Agreement

On February 6, 2024, we entered into an employment agreement with Amy Burroughs (the “Burroughs Agreement”) pursuant to which Ms. Burroughs serves as our Chief Executive Officer.

Pursuant to the Burroughs Agreement, Ms. Burroughs is entitled to receive a starting annualized base salary of $625,000, and is eligible to receive an annual cash bonus targeted at 50% of her annual base salary then in effect, with the actual amount of such bonus, if any, to be based upon the achievement of performance objectives established by the board. For 2025, the base salary and target bonus percentage for Ms. Burroughs were increased as described above. For calendar year 2024, any annual bonus paid to Ms. Burroughs was to be determined based on achievement of performance goals to be determined by the compensation committee of the board, after consultation with Ms. Burroughs, within the first three months of her employment and was not prorated for the partial year of service. Ms. Burroughs is also eligible to participate in our employee benefit plans, subject to the terms and conditions of such plans. In addition, we agreed to pay legal fees for Ms. Burroughs incurred in connection with negotiation of the Burroughs Agreement up to an amount of $15,000.

In accordance with the Burroughs Agreement, the board also approved the grant to Ms. Burroughs, effective as of March 1, 2024 (the “Burroughs Grant Date”), of a stock option to purchase 1,250,000 shares of our common stock at an exercise price per share equal to the closing price per share of the common stock on The Nasdaq Global Select Market on the Burroughs Grant Date and of a restricted stock unit award representing the right to receive 150,000 shares of our common stock. The option award has a ten-year term and vests over a four-year period, with 25% of the shares underlying the award vesting on the first anniversary of the Burroughs Grant Date and the remaining 75% of the shares underlying the award vesting monthly over the subsequent three-year period, subject to Ms. Burroughs’ continued employment by us. The restricted stock unit award vests as to 50% of the shares underlying the award if the average closing price of our common stock over 30 consecutive trading days equals or exceeds $15.00 per share and as to the remaining 50% of the shares underlying the award if the average closing price of our common stock over 30 consecutive trading days equals or exceeds $20.00 per share, subject to Ms. Burroughs’ continued employment by us; provided that vesting shall not be deemed to occur earlier than the first anniversary of her employment start date, except in the case of an Involuntary Termination (as defined below) or a Change in Control of our company (as defined in the Burroughs Agreement), and that vesting must be achieved on or before the fourth anniversary of her employment start date. Notwithstanding the foregoing, if at any time we are is subject to a Change in Control in which the price per share payable in respect of our common stock in that transaction is equal to or greater than a milestone stock price, the restricted stock units that can be earned based on that milestone stock price will vest immediately prior to the closing of the Change in Control. Each of the option award and the restricted stock unit award is subject to the terms and conditions of the applicable award agreement and was granted pursuant to the Terns 2022 Employment Inducement Award Plan.

In the event of an Involuntary Termination, Ms. Burroughs is entitled to receive the following benefits, in addition to any accrued obligations and subject to her timely execution and non-revocation of a general release of claims in our favor: (i) continuation of her then-current annual base salary for a period of 12 months, (ii) a pro-rated portion of her annual performance bonus at 100% of target and (iii) continuation of her healthcare insurance coverage (or an equivalent reimbursement from us) for a period of 12 months.

Additionally, in the event of an Involuntary Termination within three months prior to or 12 months following a Change in Control (as defined in the Burroughs Agreement), she is entitled to receive the following benefits, in addition to any accrued obligations and subject to her timely execution and non-revocation of a general release of claims in our favor: (i) continuation of her then-current annual base salary for a period of 18 months, (ii) one and one half times her annual performance bonus at 100% of target, (iii) full vesting acceleration of all her then-outstanding equity awards and (iv) continuation of her healthcare insurance coverage (or an equivalent reimbursement from us) for a period of 18 months.

The Burroughs Agreement defines an “Involuntary Termination” as a separation resulting from a termination without “cause” or a voluntary resignation by Ms. Burroughs for “good reason”.

The Burroughs Agreement generally defines “cause” to mean the occurrence of any one or more of the following, subject to certain notice and cure rights: (i) the commission of any crime involving fraud, dishonesty or moral turpitude, (ii) the attempted commission of or participation in a fraud or act of dishonesty against us that results in (or might have reasonably resulted in) material harm to our business; (iii) the intentional, material violation of any contract or agreement between her and us or any statutory duty owed to us, or (iv) conduct that constitutes gross insubordination, or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to our business.

The Burroughs Agreement generally defines “good reason” to mean the occurrence of any one or more of the following, without her consent and subject to certain notice and cure rights: (i) a material diminution in her duties, authorities or responsibilities; (ii) a reduction of greater than 10% in her annual base salary (as in effect on the effective date of the Change in Control transaction, if applicable); provided, however, that good reason shall not be deemed to have occurred in the event of a reduction in her annual base salary that is pursuant to a salary reduction program affecting all of our C-level officers and that does not adversely affect her to a greater extent than our other C-level officers; or (iii) a relocation of her primary business office to a location more than 30 miles from the location of her then-primary business office.

Dr. Quirk Employment Letter Agreement

On November 14, 2023, we entered into an amended and restated employment agreement with Dr. Quirk (“Amended Quirk Agreement”) which amended Dr. Quirk’s earlier employment agreement to, among other things, reflect an annual base salary of $531,700 for 2023 and a target bonus of 45% of her base salary, in each case as previously approved by the compensation committee of the board. In addition, the Amended Quirk Agreement provided for a retention bonus payable in cash in the aggregate amount of $575,000, 33% of which was paid in February 2024 and 67% of which was paid in August 2024, and a one-time special recognition bonus in the amount of $100,000, which was paid in January 2024.

On May 7, 2024, we entered into a separation agreement with Dr. Quirk which provided for her resignation as our President and Head of Research & Development. The separation agreement provided for Dr. Quirk’s continued employment as a non-officer employee until June 3, 2024. Pursuant to the separation agreement, Dr. Quirk was entitled to receive severance in the amount of $184,333, the balance of her retention bonus as provided in the Amended Quirk Agreement in the amount of $385,250, and a payment of $45,126 to reimburse her for the cost to continue her health insurance (and that of her dependents) for 11 months. Under the separation agreement, the vesting of each equity award held by Dr. Quirk was accelerated as of June 3, 2024 with respect to the number of shares of our common stock that would have become vested had Dr. Quirk remained employed by us through August 31, 2024. The portion of any unvested equity award that was not subject to accelerated vesting was cancelled and terminated as of June 3, 2024. In addition, the separation agreement provided that the time for Dr. Quirk to exercise any equity award in the form of a stock option that was vested as of June 3, 2024 continued to and included November 30, 2024.

Dr. Vignola Employment Letter Agreement

On November 14, 2023, we entered into an amended and restated employment agreement with Dr. Vignola (“Amended Vignola Agreement”) to, among other things, (i) reflect an annual base salary of $445,000 for 2023 and a target bonus of 40% of such annual base salary for Dr. Vignola, in each case as previously approved by the compensation committee of the board and (ii) memorialize the retention award from us in an aggregate amount equal to $675,000 (“Vignola Retention Award”), as approved by the board on August 2, 2023, 33% of which was paid in February 2024 and 67% of which was paid in August 2024.

On July 23, 2024, we entered into a transition agreement with Dr. Vignola. The transition agreement provided for Dr. Vignola’s continued service as chief financial officer until February 1, 2025, the date of his separation from employment, to, among other things, reflect (i) an annual base salary of $475,000 for 2024, (ii) payment of a target bonus of 40% of such annual base salary for 2024, or $190,000, and, based on the separation date of February 1, 2025, a pro rata portion of his target annual bonus for 2025, or $39,583, (iii) severance in the amount of $475,000, equivalent to 12 months of his annual base salary, payable on a pro rata payroll basis following his separation date, (iv) COBRA reimbursement as set forth in the Amended Vignola Agreement for up to 12 months following his separation date and (v) an additional retention bonus of $500,000 to remain employed until February 1, 2025. Additionally, the transition agreement provided that the time for Dr. Vignola to exercise any outstanding equity award that were vested as of the separation date shall continue to the end of the 12th month following the separation date.

Ms. Jung Employment Letter Agreement

On April 2, 2024, we entered into an employment agreement with Melita Sun Jung (the “Jung Agreement”) pursuant to which Ms. Jung serves as our Chief Business Officer. Ms. Jung is entitled to receive a starting annualized base salary of $460,000, and is eligible to receive an annual cash bonus targeted at 40% of her annual base salary then in effect, with the actual amount of such bonus, if any, to be based upon the achievement of performance objectives established by the board. For 2025, the base salary for Ms. Jung was increased as described above. Ms. Jung is also eligible to participate in our employee benefit plans, subject to the terms and conditions of such plans. In addition, we agreed to pay a signing bonus of $20,000.

In accordance with the Jung Agreement, the board also approved the grant to Ms. Jung, effective as of May 1, 2024 (the “Jung Grant Date”), of a stock option to purchase 475,000 shares of our common stock at an exercise price per share equal to the closing price per share of the common stock on The Nasdaq Global Select Market on the Jung Grant Date. The option award has a ten-year term and vests over a four-year period, with 25% of the shares underlying the award vesting on the first anniversary of the Jung Grant Date and the remaining 75% of the shares underlying the award vesting monthly over the subsequent three-year period, subject to Ms. Jung’s continued employment by us. Each of the stock options awarded is subject to the terms and conditions of the applicable award agreement and was granted pursuant to the Terns 2022 Employment Inducement Award Plan.

In the event of an Involuntary Termination (as defined below), Ms. Jung is entitled to receive the following benefits, in addition to any accrued obligations and subject to her timely execution and non-revocation of a general release of claims in our favor: (i) continuation of her then-current annual base salary for a period of 12 months, (ii) a pro-rated portion of her annual performance bonus at 100% of target and (iii) continuation of her healthcare insurance coverage (or an equivalent reimbursement from us) for a period of 12 months.

Additionally, in the event of an Involuntary Termination within three months prior to or 12 months following a Change in Control (as defined in the Jung Agreement), she is entitled to receive the following benefits, in addition to any accrued obligations and subject to her timely execution and non-revocation of a general release of claims in our favor: (i) continuation of her then-current annual base salary for a period of 12 months, (ii) her annual performance bonus at 100% of target, (iii) full vesting acceleration of all her then-outstanding equity awards and (iv) continuation of her healthcare insurance coverage (or an equivalent reimbursement from us) for a period of 12 months.

The Jung Agreement defines an “Involuntary Termination” as a separation resulting from a termination without “cause” or a voluntary resignation by Ms. Jung for “good reason”.

The Jung Agreement generally defines “cause” to mean the occurrence of any one or more of the following, subject to certain notice and cure rights: (i) the commission of any crime involving fraud, dishonesty or moral turpitude, (ii) the attempted commission of or participation in a fraud or act of dishonesty against us that results in (or might have reasonably resulted in) material harm to our business; (iii) the intentional, material violation of any contract or agreement between her and us or any statutory duty owed to us, or (iv) conduct that constitutes gross insubordination, or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to our business.

The Jung Agreement generally defines “good reason” to mean the occurrence of any one or more of the following, without her consent and subject to certain notice and cure rights: (i) a material diminution in her duties, authorities or responsibilities; (ii) a reduction of greater than 10% in her annual base salary (as in effect on the effective date of the Change in Control transaction, if applicable); provided, however, that good reason shall not be deemed to have occurred in the event of a reduction in her annual base salary that is pursuant to a salary reduction program affecting all of our C-level officers and that does not adversely affect her to a greater extent than our other C-level officers; or (iii) a relocation of her primary business office to a location more than 30 miles from the location of her then-primary business office.

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2024. Information is included for equity compensation plans approved by our stockholders and for equity compensation plans not approved by our stockholders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities to be Issued upon Vesting and Settlement of Outstanding Restricted Stock Units	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	6,728,887	$8.33	539,758	5,301,406(2)(3)(4)
Equity compensation plans not approved by security holders(5)	3,881,500	$7.61	157,672(6)	2,685,001
Total	10,610,387	$8.07	697,430	7,986,407

(1)
Includes securities issuable under our 2017 Equity Incentive Plan (the “2017 Plan”), the 2021 Plan and our 2021 Employee Stock Purchase Plan (the “ESPP”).
(2)
Includes 4,092,569 and 1,208,837 shares of common stock available for issuance under the 2021 Plan and the ESPP, respectively, as of December 31, 2024. No shares are available for issuance under the 2017 Plan. Shares under the 2017 Plan that expire, terminate or are forfeited prior to exercise or settlement automatically become available for issuance under the 2021 Plan.
(3)
The number of shares of common stock reserved for issuance pursuant to equity awards under the 2021 Plan will automatically increase January 1 of each year for a period of up to ten years, commencing on January 1, 2022 and continuing through and including January 1, 2031 by the lesser of (i) the amount equal to 5% of the number of shares issued and outstanding on the last day of the immediately preceding fiscal year or (ii) such lower number of shares as may be determined by the board of directors. The number of authorized shares reserved for issuance under the 2021 Plan was increased by 4,356,329 shares effective as of January 1, 2025.
(4)
The number of shares of common stock reserved for issuance under the ESPP will increase January 1 of each year for a period of up to ten years commencing January 1, 2022 and continuing through and including January 1, 2031 by the lesser of (i) a number of shares equal to 1% of the total number of outstanding shares of common stock on December 31 immediately prior to the date of increase; (ii) such number of shares as may be determined by the board of directors; provided, however, no more than 3,300,009 shares may be issued under the ESPP. The number of authorized shares reserved for issuance under the 2021 ESPP was increased by 871,265 shares effective as of January 1, 2025.
(5)
Includes securities issuable under the 2022 Inducement Plan.
(6)
Includes 150,000 RSUs with market conditions. The shares subject to this RSU award with market conditions vest in equal installments upon the achievement of escalating stock price thresholds of $15.00 and $20.00, respectively, calculated based on the average price per share of the Company’s common stock for a period of 30 consecutive trading days equaling or exceeding the applicable price threshold, with vesting occurring as of the last day of the 30 consecutive trading day period. The escalating stock price thresholds can be met any time after the first anniversary of employment but prior to the fourth anniversary of the date of grant.

DIRECTOR COMPENSATION

In January 2022, our board of directors adopted a non-employee director compensation policy, upon the review and recommendation of our compensation committee and independent compensation consultants. Ms. Burroughs receives no additional compensation for her service as a director.

Our non-employee director compensation policy has been amended on several occasions since it was first adopted. The following summarizes our non-employee director compensation policy that was in effect during 2024 and a subsequent amendment implemented in February 2025.

Under our non-employee director compensation policy, as in effect during 2024, each non-employee director received an annual cash retainer for service to our board of directors (“Base Fee”) and an additional annual cash retainer for service as a member or the chair of any committee of our board of directors, in each case, prorated for partial years of service, as follows:

Non-Employee Director (non-Chair) Base Fee:	$40,000
Non-Employee Board Chair Base Fee:	$70,000
Audit Committee Chair:	$15,000
Compensation Committee Chair:	$10,000
Nominating and Corporate Governance Committee Chair:	$8,000
Research and Development Committee Chair:	$10,000
Audit Committee Member (non-Chair):	$7,500
Compensation Committee Member (non-Chair):	$5,000
Nominating and Corporate Governance Committee Member (non-Chair):	$4,000
Research and Development Committee Member (non-Chair):	$5,000

In 2024, our non-employee director compensation program provided that each non-employee director was automatically granted an option to purchase 64,000 shares of our common stock upon the director’s initial appointment or election to our board of directors, referred to as the Initial Grant, and an option to purchase 32,000 shares of our common stock automatically on the date of each annual stockholder’s meeting thereafter, referred to as the Annual Grant.

The Initial Grant vests as to 1/3rd of the total shares subject thereto on the first anniversary of the applicable date of grant and as to 1/36th of the total shares subject thereto on each monthly anniversary of the applicable date of grant over the next 24 months thereafter, subject to continued service through each applicable vesting date. Each Annual Grant vests on the earlier of (i) the first anniversary of the date of grant and (ii) immediately prior to the annual meeting of stockholders following the date of grant, in each case, subject to continued service through the applicable vesting date. Each Initial Grant and Annual Grant will vest in full in the event of a change in control.

In February 2025, our board of directors approved an amendment to our non-employee director compensation program providing for increases to the Initial Grant and Annual Grant amounts and increases to the annual cash retainers for chairs and members of our compensation committee, nominating and corporate governance committee and research and development committee. Starting in February 2025, our non-employee director compensation program provides that each non-employee director will automatically be granted an Initial Grant of an option to purchase 90,000 shares of our common stock upon the director’s initial appointment or election to our board of directors, and an Annual Grant of an option to purchase 45,000 shares of our common stock automatically on the date of each annual stockholder’s meeting thereafter. The increased annual cash retainers for chairs and members of our compensation committee, nominating and corporate governance committee and research and development committee as of February 2025, in each case, prorated for partial years of service, are as follows:

Compensation Committee Chair:	$12,000
Nominating and Corporate Governance Committee Chair:	$10,000
Research and Development Committee Chair:	$12,000
Compensation Committee Member (non-Chair):	$6,000
Nominating and Corporate Governance Committee Member (non-Chair):	$5,000
Research and Development Committee Member (non-Chair):	$6,000

In April 2024, our board of directors approved an amendment to our non-employee director compensation program providing that, starting July 1, 2024, non-employee directors may elect on an annual basis to receive an option award in lieu of a cash payment for their applicable Base Fee. We refer to these options in lieu of cash Base Fees as Base Fee Grants. The Base Fee Grants will have a Black-Scholes value approximately equal to the amount of the applicable Base Fee based on the average closing price of our common stock over a 30-day period prior to the grant. Notwithstanding any election by the non-employee director, if the applicable 30-day average closing price is not equal to or greater than $3.00 per share, all Base Fees will be paid to the non-employee directors in cash.

For 2024, any election to receive a Base Fee Grant must have been made by a non-employee director prior to July 1, 2024 and was applied to the Base Fee payable to such director for the remainder of calendar year 2024. In relation to any future calendar year, any election to receive a Base Fee Grant must be made by a non-employee director prior to the start of such calendar year and will apply to the Base Fee payable to such director for the full calendar year. The Base Fee Grants will vest on a pro rata monthly basis for the service period to which the Base Fees relate, subject to continued service through the applicable vesting date. Each Base Fee Grant will vest in full in the event of a change in control.

Additionally, we provide reimbursement to our non-employee directors for their reasonable expenses incurred in attending meetings of our board of directors and its committees.

2024 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
David Fellows	51,049	183,780	—	234,829
Carl Gordon, Ph.D., C.F.A.(2)	24,000	168,268	—	192,268
Jeffrey Kindler, J.D.	30,000	168,268	—	198,268
Hongbo Lu, Ph.D.	29,698	168,268	—	197,966
Jill Quigley, J.D.(3)	51,229	147,585	101,643(4)	300,457
Ann Taylor, M.D.(5)	32,694	168,268	—	200,962
Radhika Tripuraneni, M.D., M.P.H.	37,654	168,268	—	205,922
Heather Turner, J.D.	5,679	244,121	—	249,800
(1)
Amounts reflect the full grant date fair value of option awards granted during 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. See Note 5 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in calculating these amounts. Any amounts elected to be received as options in lieu of cash are reflected in the Option Awards column. In July 2024, Mr. Fellows was awarded an option to purchase 8,183 shares of our common stock as a Base Fee Grant in lieu of cash for his annual cash retainer earned in the second half of fiscal 2024. In July 2024, Messrs. Gordon, Kindler, Lu, Taylor and Tripuraneni were each awarded an option to purchase 4,676 shares of our common stock as a Base Fee Grant in lieu of cash for their annual cash retainer earned in the second half of fiscal 2024.
(2)
Effective February 20, 2025, Carl Gordon resigned as a member of our board.
(3)
On November 14, 2023, we entered into an employment agreement with Jill Quigley, effective on November 15, 2023 (“Effective Date”), pursuant to which Ms. Quigley, a member of our board, would serve as our Senior Advisor and Strategy Officer on an interim basis in an executive officer capacity until a permanent chief executive officer was engaged (“Quigley Agreement”). On February 6, 2024, we entered into an employment agreement with Amy Burroughs, and effective as of February 7, 2024, Ms. Burroughs assumed the position of Chief Executive Officer. Accordingly, effective February 7, 2024, Ms. Quigley ceased to serve as Interim Senior Advisor and Strategy Officer. During her service as an interim executive officer, Ms. Quigley was not considered an independent director nor was she eligible to serve in her current positions on the audit committee and the nominating and corporate governance committee of the board. Pursuant to the Quigley Agreement, Ms. Quigley received an annualized base salary of $200,000 and a one-time starting bonus of $33,333. The Quigley Agreement provided for the grant to Ms. Quigley, effective as of the Effective Date, of restricted stock units for 15,000 shares of our common stock pursuant to the 2021 Plan (“2023 Equity Award”). The 2023 Equity Award vested in full on August 1, 2024. In January 2024, in connection with her interim role as Senior Advisor and Strategy Officer, Ms. Quigley was granted restricted stock units for 15,000 shares of our common stock pursuant to the 2021 Plan (“2024 Equity Award”). The 2024 Equity Award vested in full on January 1, 2025.
(4)
Amount reflects a salary of $19,743 and grant date fair value of restricted stock units of $81,900 earned for services performed as Interim Senior Advisor and Strategy Officer during 2024.
(5)
Effective November 18, 2024, Ann Taylor resigned as a member of our board.

The table below shows the aggregate numbers of stock options and restricted stock units held as of December 31, 2024 by each nonemployee director.

Name	Options Outstanding as of December 31, 2024 (#)	Restricted Stock Units Outstanding as of December 31, 2024 (#)
David Fellows	154,658	—
Carl Gordon, Ph.D., C.F.A.(1)	125,676	—
Jeffrey Kindler, J.D.	151,151	—
Hongbo Lu, Ph.D.	125,676	—
Jill Quigley, J.D.	114,475	15,000
Ann Taylor, M.D.(2)	111,117	—
Radhika Tripuraneni, M.D., M.P.H.	132,676	—
Heather Turner, J.D.	64,000	—

(1)
Effective February 20, 2025, Carl Gordon resigned as a member of our board.
(2)
Effective November 18, 2024, Ann Taylor resigned as a member of our board.

In January 2024, in connection with Ms. Quigley's interim role as Senior Advisor and Strategy Officer, she was granted restricted stock units for 15,000 shares of our common stock pursuant to the 2021 Plan. The 2024 Equity Award vested in full on January 1, 2025.

In June 2024, Messrs. Fellows, Gordon, Kindler, Lu, Quigley, Taylor and Tripuraneni were each awarded an option to purchase 32,000 shares of our common stock as an Annual Grant. In July 2024, Mr. Fellows was awarded an option to purchase 8,183 shares of our common stock as a Base Fee Grant. In July 2024, Messrs. Gordon, Kindler, Lu, Taylor and Tripuraneni were each awarded an option to purchase 4,676 shares of our common stock as a Base Fee Grant. In November 2024, Ms. Turner was awarded an option to purchase 64,000 shares of the Company's common stock as an Initial Grant in accordance with the non-employee director compensation program.

In February 2025, Mr. Fellows was awarded an option to purchase 18,650 shares of our common stock as a Base Fee Grant. In February 2025, Messrs. Kindler, Lu, Quigley and Tripuraneni were each awarded an option to purchase 10,657 shares of our common stock as a Base Fee Grant. In February 2025, Mr. Azelby was awarded an option to purchase 90,000 shares of the Company's common stock as an Initial Grant in accordance with the non-employee director compensation program.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or on our compensation committee.

Compensation Consultants

As a part of determining compensation for our executive officers and directors, our compensation committee engaged Alpine Rewards (Alpine) as its independent compensation consultants during 2024. Alpine provided analysis and recommendations to the compensation committee regarding cash and equity compensation for such officers and directors.

In determining to engage Alpine, the compensation committee considered independence, taking into consideration relevant factors, including the absence of other services provided to us, the amount of fees we paid to Alpine as a percentage of its respective total revenue, Alpine’s policies and procedures that are designed to prevent conflicts of interest, any business or personal relationship any individual compensation advisor has with any of our executive officers, any business or personal relationship any individual compensation advisor has with any member of the compensation committee and any of our stock owned by Alpine or their individual compensation advisors. The compensation committee determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of Alpine and their individual compensation advisors as compensation consultants to the compensation committee has not created any conflicts of interest, and that Alpine is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C-1 of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 14, 2025, information regarding beneficial ownership of our capital stock by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•
each of our named executive officers;
•
each of our directors; and
•
all of our executive officers and directors as a group.

The beneficial ownership percentage is based on 87,336,770 shares of common stock outstanding as of April 14, 2025. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and Schedules 13G, if any, filed with the SEC.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security. In addition, shares of common stock issuable upon the exercise of stock options or warrants that are currently exercisable or exercisable within 60 days of April 14, 2025 are included in the following table. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address for each beneficial owner listed in the table below is c/o Terns Pharmaceuticals, Inc., 1065 East Hillsdale Boulevard, Suite 100, Foster City, California 94404.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Total (%)
Greater than 5% Stockholders:
Entities affiliated with Soleus Capital Master Fund, L.P.(1)	8,142,500	9.3%
Entities affiliated with OrbiMed Advisors LLC(2)	7,562,971	8.7%
Entities affiliated with Vivo Capital(3)	6,895,746	7.9%
BlackRock, Inc.(4)	5,743,482	6.6%
Deep Track Capital, LP(5)	5,576,558	6.4%
Schonfeld Strategic Advisors LLC(6)	5,234,508	6.0%
Named Executive Officers and Directors:
Amy Burroughs, M.B.A.(7)	410,234	†
Erin Quirk, M.D.	—	†
Mark Vignola(8)	675,170	†
Melita Sun Jung(9)	130,895	†
David Fellows(10)	162,428	†
Robert Azelby	—	†
Jeffrey Kindler, J.D.(11)	155,591	†
Hongbo Lu, Ph.D.(12)	130,116	†
Jill Quigley, J.D.(13)	118,915	†
Radhika Tripuraneni, M.D., M.P.H.(14)	133,560	†
Heather Turner, J.D.	—	†
All executive officers and directors as a group (10 persons)(*)(15)	1,311,217	1.5%

* Includes Andrew Gengos, our Chief Financial Officer, and Emil Kuriakose, our Chief Medical Officer, who are not named in the table above.

† Represents beneficial ownership of less than one percent.

(1) Consists of 8,142,500 shares of common stock held by Soleus Capital Master Fund, L.P., or Master Fund. The address for Master Fund is c/o Soleus Capital Master Fund, L.P., 104 Field Point Road, 2nd Floor Greenwich, CT 06830. Soleus Capital, LLC is the sole general partner of Master Fund, Soleus Capital Group, LLC is the sole managing member of Soleus Capital, LLC, Soleus Capital Management is the investment manager for Master Fund, and Soleus GP, LLC is the sole general partner of Soleus Capital Management. Guy Levy is the sole managing member of each of Soleus Capital Group, LLC and of Soleus GP, LLC.

(2) Consists of (i) 4,839,412 shares of common stock held directly by OrbiMed Private Investments VII, LP, or OPI VII, (ii) 1,967,924 shares of common stock held directly by OrbiMed Asia Partners III, L.P., or OrbiMed Asia, and (iii) 755,635 shares of common stock held directly by OrbiMed Genesis Master Fund, L.P., or OrbiMed Genesis. Dr. Carl L. Gordon is a member of the management committee of OrbiMed Advisors LLC, or OrbiMed Advisors, and a former member of our board of directors. OrbiMed Capital GP VII LLC, or OrbiMed GP VII, is the general partner of OPI VII and OrbiMed Advisors is the managing member of OrbiMed GP VII. By virtue of such relationships, OrbiMed GP VII and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI VII and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Dr. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by OPI VII. Dr. Gordon is a member of the management committee of OrbiMed Advisors III Limited, or OrbiMed Advisors III, and a former member of our board of directors. OrbiMed Asia GP III, or OrbiMed Asia GP, is the general partner of OrbiMed Asia and OrbiMed Advisors III is the managing member of OrbiMed Asia GP. By virtue of such relationships, OrbiMed Asia GP and OrbiMed Advisors III may be deemed to have voting power and investment power over the securities held by OrbiMed Asia and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors III exercises voting and investment power through a management committee comprised of Dr. Gordon, Sven H. Borho, David P. Bonita, Geoffrey C. Hsu, David G. Wang, Sunny Sharma, W. Carter Neild and Trey Block, each of whom disclaims beneficial ownership of the shares held by OrbiMed Asia. OrbiMed Genesis GP LLC, or OrbiMed Genesis, is the general partner of OrbiMed Genesis Master Fund, L.P., or Genesis, and OrbiMed Advisors is the managing member of OrbiMed Genesis. By virtue of such relationships, OrbiMed Genesis and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by Genesis and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by Genesis. The address for each of the entities and individuals identified in this footnote is c/o OrbiMed Advisors, 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(3) Consists of (i) 1,933,185 shares of common stock held directly by Vivo Capital Fund VIII, L.P., or VCF, (ii) 4,597,243 shares of common stock held directly by Vivo Opportunity Fund Holdings, L.P., or Vivo Opportunity Fund, (iii) 266,948 shares of common stock held directly by Vivo Capital Surplus Fund VIII, L.P. and (iv) 98,370 shares of common stock held directly by Vivo Asia Opportunity Fund Holdings, L.P. Vivo Capital VIII, LLC, or Vivo LLC, is the general partner of VCF. Vivo LLC is the general partner of Vivo Capital Surplus Fund VIII, L.P. Vivo Opportunity Cayman, LLC is the general partner of Vivo Asia Opportunity Fund Holdings, L.P. Dr. Hongbo Lu was a Managing Partner at Vivo Capital and is a member of our board of directors. The voting members of Vivo LLC are Frank Kung, Edgar Engleman, Jack Nielsen, Michael Chang and Shan Fu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund. The voting members of Vivo Opportunity, LLC are Kevin Dai, Gaurav Aggarwal, Shan Fu, and Frank Kung, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The address for each of the entities and individuals identified in this footnote is 192 Lytton Avenue, Palo Alto, California 94301.

(4) Consists of 5,743,482 shares of common stock held by BlackRock, Inc. The address for BlackRock, Inc. is c/o BlackRock, Inc., 50 Hudson Yards New York, NY 10001.

(5) Consists of 5,576,558 shares of common stock held by Deep Track Capital, Inc. The address for Deep Track Capital, LP, is c/o Deep Track Capital, LP, 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830.

(6) Consists of 5,234,508 shares of common stock held by Schonfeld Strategic Advisors, LLC. The address for Schonfeld Strategic Advisors, LLC, is c/o Schonfeld Strategic Advisors, LLC, 590 Madison Avenue, 23rd Floor, New York, New York 10022.

(7) Consists of 390,625 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 14, 2025. Excludes 150,000 RSUs with market conditions that are not expected to vest within 60 days of April 14, 2025.

(8) Consists of 649,524 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 14, 2025. Excludes 47,266 RSUs that are not scheduled to vest within 60 days of April 14, 2025.

(9) Consists of 128,645 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 14, 2025.

(10) Consists of 162,428 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 14, 2025.

(11) Consists of 155,591 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 14, 2025.

(12) Consists of 130,116 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 14, 2025.

(13) Consists of 118,915 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 14, 2025.

(14) Consists of 133,560 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of April 14, 2025.

(15) Includes (i) 32,535 shares held by our current directors and executive officers and (ii) 1,278,682 shares subject to options exercisable within 60 days of April 14, 2025. No executive officer held any RSUs scheduled to vest within 60 days of April 14, 2025. Excludes 40,391 RSUs that are not scheduled to vest within 60 days of April 14, 2025.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in our Annual Report on Form 10-K those persons who did not file these reports when due.

To our knowledge, based solely upon review of the copies of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2024 all Section 16(a) filing requirements applicable to our officers, directors and holders of more than ten percent of our common stock were satisfied, except for a late Form 4 for each of Messrs. Fellows, Gordon, Kindler, Lu, Quigley, Taylor and Tripuraneni, filed on June 14, 2024 with respect to the 2024 annual grant that was granted on June 10, 2024.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are our stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) direct your written request to: 1065 East Hillsdale Boulevard, Suite 100, Foster City, California 94404. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act, which might incorporate future filings made by us under those statutes, the Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our Proxy Statement, notice and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Other Matters

As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties.

If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov and our website at http://www.ternspharma.com under “Investors & Media – SEC Filings”. Upon written request by a Terns stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, 1065 East Hillsdale Boulevard, Suite 100, Foster City, California 94404 or by telephone at (650) 525-5535.

By Order of the Board of Directors

/s/ Amy Burroughs
Amy Burroughs
Chief Executive Officer and Director

April 29, 2025

TERNS PHARMACEUTICALS

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TERN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66173-P28340 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TERNS PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Class I Directors for a three-year term

Nominees:	For	Withhold
1a. Robert Azelby	☐	☐
1b. Hongbo Lu	☐	☐
1c. Heather Turner	☐	☐

Note: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V66174-P28340

TERNS PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS
JUNE 11, 2025 2:00 p.m. PACIFIC TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholders hereby appoint Amy Burroughs and Andrew Gengos, and each of them as proxies, each with full power of substitution and authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TERNS PHARMACEUTICALS, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m. Pacific Time, on June 11, 2025, at www.virtualshareholdermeeting.com/TERN2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE